UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 13, 2015

GLOBAL TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-202164

Delaware	47-1685128
(State of Incorporation)	(I.R.S. Employer Identification No.)

Maale Amos 40, Maale Amos, Israel	90966
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: +972-548-467-225

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

At a meeting of the Board of Directors of Global Technologies Corp., a Delaware corporation (the "Registrant"), the Registrant determined to extend the offering period of 180 days from the effective date of the registration statement on Form S-1 (the "Registration Statement") declared effective by the United States Securities and Exchange Commission on April 16, 2015 ("Effective Date") from October 13, 2015 for an additional 90 days to January 11, 2016. The Registrant's offering of shares of its common stock pursuant to the Registration Statement will continue until the January 11, 2016 expiration date.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES CORP.

	By:	/s/: Yair Guttman
	Name:	Yair Guttman
	Title:	CEO
DATED	Dated:	October 13, 2015

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